SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 19, 2002


                             EVEREST RE GROUP, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Bermuda                       1-15731                 Not Applicable
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



c/o ABG Financial & Management Services, Inc.
       Parker House, Wildey Road
         St. Michael, Barbados                                  Not Applicable
---------------------------------------------                -------------------
  (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code: 246-228-7398

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

     On February 19, 2002, the registrant issued a news release announcing its fourth quarter 2001 results and increase in dividend. A copy of that news release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits
              --------

              Exhibit No.                               Description
              -----------                               -----------

                 99.1                            News Release of the registrant,
                                                  dated February 19, 2002




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           EVEREST RE GROUP, LTD.



                                           By: /S/ STEPHEN L. LIMAURO
                                              ----------------------------------
                                                     Stephen L. Limauro
                                              Executive Vice President and Chief
                                                      Financial Officer

Dated:  February 19, 2002

                                  EXHIBIT INDEX


Exhibit
Number                       Description of Document                    Page No.
-------                      -----------------------                    --------

  99.1                       News Release of the registrant, dated         4
                              February 19, 2002.





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